===============================================================================


                                SALOMON BROTHERS

                              OPPORTUNITY FUND INC


                                   PROSPECTUS




                               December 29, 2000



       The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


===============================================================================

===============================================================================



 CONTENTS

            Investments, risks and performance..........................    2
            More on the Fund's investments..............................    4
            Management..................................................    6
            Buying shares...............................................    6
            Redeeming shares............................................    8
            Other things to know about share transactions...............   10
            Dividends, distributions and taxes..........................   11
            Financial highlights........................................   12

--------------------------------------------------------------------------------
                                 YOU SHOULD KNOW

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                   Salomon Brothers Opportunity Fund Inc - 1


===============================================================================

===============================================================================


 INVESTMENTS, RISKS AND PERFORMANCE

 INVESTMENT              The Fund seeks to achieve above average long-term capital
 OBJECTIVE               appreciation. Current income is a secondary objective.
-------------------------------------------------------------------------------------
 KEY                     The Fund invests primarily in common stocks and securities
 INVESTMENTS             convertible into common stock such as convertible preferred stock or convertible debt securities.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 varying the Fund's investments across industries, which may
 SELECTS THE             help to reduce risk. The manager evaluates companies of all
 FUND'S                  sizes -- from established large capitalization companies to
 INVESTMENTS             young start-up companies. The manager seeks to identify
                         those companies whose securities are trading at prices which are below the company's intrinsic value. This style of stock selection is known as 'value' investing. The manager employs fundamental analysis to analyze each company in detail,
                         ranking its management, strategy and competitive market
                         position.

                         The manager currently pursues a strategy of retaining
                         unrealized long-term capital gain and avoiding the tax
                         impact of realizing such gain. This strategy reflects the
                         belief of the manager that these securities continue to have long-term growth potential.

                         In selecting individual companies for investment, the
                         manager considers how the following would affect a company's earnings, the market price of its shares and the market's
                         evaluation of the company's future earnings:

                           Changes in management, policies, corporate control or capitalization;

                           Changes in technology, marketing or production, the development of new products or services or the demand for existing products or services;

                           The effect of recent and anticipated capital expenditures; and

                           The effect of social, economic, political, legal and
                           international developments.
-------------------------------------------------------------------------------------

 PRINCIPAL RISKS         While investing in equity securities historically has
 OF INVESTING IN         produced greater average returns than investments in fixed
 THE FUND                income securities, equity investments may also involve added risks. Investors could lose money on their investment in the
                         Fund, or the Fund may not perform as well as other
                         investments, if any of the following occurs:

                           U.S. stock markets decline.

                           Value stocks fall out of favor with investors.

                           An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the Fund invests.

                           The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

                         The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the
                         Fund's losses from events affecting a particular issuer.

                         As a result of the manager's strategy of retaining
                         unrealized capital gains, the Fund currently has a
                         substantial amount of net unrealized appreciation. On August
                         31, 2000, the amount of the net unrealized appreciation was approximately $129,000,000, representing approximately 61%
                         of the Fund's net assets. If the manager chooses to sell
                         certain portfolio securities to take advantage of lower
                         long-term capital gains rates to invest in other attractive investment opportunities the Fund may recognize sizeable
                         gains, which the Fund will distribute to stockholders who
                         will be taxed on those distributed gains. See 'Dividends,
                         Distributions and Income Taxes.'

                   Salomon Brothers Opportunity Fund Inc - 2


===============================================================================

===============================================================================


 PERFORMANCE

 The bar chart indicates the risks of
 investing in the Fund by showing
 changes in the Fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the Fund will perform in the future.

 QUARTERLY RETURNS:
 Highest: 17.53% in 1st quarter 1991
 Lowest:  - 18.19% in 3rd quarter
 1990

 YEAR TO DATE: 18.90%
 through 9/30/00


                             [BAR GRAPH]


                           % TOTAL RETURN


   90     91     92     93     94     95     96    97    98    99
-15.99  30.60  13.87  12.82   0.81  35.13  19.57  33.0  4.86  0.87

                  Calendar years ended December 31

TOTAL RETURN

The bar chart shows the
performance of the
Fund's shares for each
of the past 10 years.


-------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.


  AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1999)
                                                                1        5         10
                                                               YEAR    YEARS      YEARS
 Fund                                                           0.87    17.85      12.44

 S&P 500 Index                                                 21.03    28.54      18.19

COMPARATIVE
PERFORMANCE

The table indicates the
risk of investing in
the Fund by comparing
the average annual
total return of the
Fund for the periods
shown to that of the
Standard & Poor's 500
Stock Index, a broad-
based unmanaged index
of widely held common
stocks.


-------------------------------------------------------------------------------
FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
 Maximum sales charge on purchases (as a percentage of
 offering price)                                                  None

 Maximum deferred sales charge on redemptions (as a
 percentage of amount redeemed)                                   None


 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

 Management fees                                                 1.00%

 Distribution and service (12b-1) fee                             None

 Other expenses                                                  0.11%

 Total annual fund operating expenses                            1.11%

FEES AND EXPENSES

This table sets forth
the fees and expenses
you will pay if you
Invest in shares of the
Fund.


-------------------------------------------------------------------------------
 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be                                $113      $353      $612       $1,352
 -------------------

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The Fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period

This example helps you
compare the cost of
investing in the Fund
with other mutual
funds. Your actual cost
may be higher or lower.


                   Salomon Brothers Opportunity Fund Inc - 3


===============================================================================

===============================================================================


MORE ON THE FUND'S INVESTMENTS

 ADDITIONAL           The Fund's investment objective and its principal investment
 INVESTMENTS AND      strategies and risks are described under 'Investments, Risks
 INVESTMENT           and Performance.' This section provides additional
 TECHNIQUES           information about the Fund's investments and certain
                      portfolio management techniques the Fund may use. More
                      information about the Fund's investments and portfolio
                      management techniques, some of which entail risks, is
                      included in the statement of additional information (SAI).
                      Any policy or limitation for the Fund that is expressed as a percentage of assets is considered only at the time of
                      purchase of portfolio securities. The policy will not be
                      violated if these limitations are exceeded because of
                      changes in the market value of the Fund's assets or for any other reason.
----------------------------------------------------------------------------------
 HIGH YIELD, LOWER    The Fund may invest up to 5% of its net assets in fixed
 QUALITY SECURITIES   income securities that are high yield, lower quality
                      securities rated by a rating organization below its top four long-term rating categories (i.e., below investment grade)
                      or unrated securities determined by the manager to be of
                      equivalent quality. These securities are commonly referred to as 'junk bonds.' The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their
                      debt, especially during prolonged economic recessions or
                      periods of rising interest rates. The prices of lower
                      quality securities are volatile and may go down due to
                      market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.
----------------------------------------------------------------------------------
 FOREIGN AND          The Fund may invest without limit in foreign securities and
 EMERGING MARKET      American Depository Receipts which are publicly traded in
 INVESTMENTS          the U.S. and up to 5% of its net assets in foreign
                      securities which are not publicly traded in the U.S. The
                      Fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers.
                      Many foreign countries the Fund may invest in have markets that are less liquid and more volatile than markets in the
                      U.S. In some foreign countries, less information is
                      available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the
                      U.S. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market
                      issuers because political or economic instability, lack of market liquidity, and negative government actions like
                      currency controls or seizure of private businesses or
                      property are more likely.
----------------------------------------------------------------------------------
 BORROWING MONEY      The Fund may borrow money from banks for either investment or temporary purposes. Borrowings (excluding temporary
                      borrowings) may be secured by up to 33 1/3% of the value of the Fund's total assets. The Fund may borrow an additional amount of up to 5% of the Fund's total assets. While
                      borrowing creates an opportunity for increased return by
                      leveraging the Fund's portfolio, it creates special risks.
                      Borrowing may exaggerate changes in the net asset value of the Fund's shares and in the return on the Fund's portfolio.
                      Although the principal amount of any borrowing will be
                      fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to
                      liquidate portfolio securities at a time when it would be
                      disadvantageous to do so in order to make payments with
                      respect to any borrowing, which could affect the investment manager's strategy. An increase in interest rates could
                      reduce the value of the Fund's shares by increasing the
                      Fund's interest expense. To date, the Fund has never
                      borrowed.

                   Salomon Brothers Opportunity Fund Inc - 4

===============================================================================


----------------------------------------------------------------------------------
 SECURITIES LENDING   The Fund may lend portfolio securities representing up to
                      10% of total assets in order to increase its net investment income. The loans are continuously secured by cash or liquid securities equal to no less than the market value,
                      determined daily, of the securities loaned. The risks in
                      lending securities consist of possible delay in receiving
                      additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.
----------------------------------------------------------------------------------
 DERIVATIVES AND      The Fund may, but need not, use derivative contracts, such
 HEDGING TECHNIQUES   as options on securities and securities indices for any of the following purposes:

                        To hedge against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices or fluctuations in exchange rates

                        As a substitute for buying or selling securities

                        To enhance the Fund's return

                      A derivative contract will obligate or entitle a fund to
                      deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market exposure.
                      Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not
                      correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed
                      income securities. Derivatives can also make a fund less
                      liquid and harder to value, especially in declining markets.
----------------------------------------------------------------------------------
 TEMPORARY DEFENSIVE  The Fund may depart from its principal investment strategies
 INVESTING            in response to adverse market, economic or political
                      conditions by taking temporary defensive positions in all
                      types of money market and short-term debt securities. If the
                      Fund takes a temporary defensive position, it may be unable to achieve its investment goal.
----------------------------------------------------------------------------------
 PORTFOLIO TURNOVER   While the Fund has traditionally had very low portfolio
                      turnover, the Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent
                      trading also increases transaction costs, which could
                      detract from a fund's performance.

                   Salomon Brothers Opportunity Fund Inc - 5


===============================================================================

===============================================================================


 MANAGEMENT

 Salomon Brothers Asset Management Inc is the investment manager for the Fund. Together with its affiliates, the manager provides a broad range of fixed income and investment advisory services to various individuals located throughout the world. The manager's principal address is 7 World Trade Center, New York, New York 10048. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. As of September 30, 2000, the manager and its affiliates managed approximately $28.7 billion of assets.

 Irving G. Brilliant is primarily responsible for day-to-day management of the Funds's portfolio. Mr. Brilliant has been the Fund's Chairman and portfolio manager since 1979. Since 1990, he has been a Director of the manager. George Williamson serves as co-portfolio manager, along with Mr. Brilliant.
 Mr. Williamson has been a Director of the manager since 1999. Prior to 1999, he was a Vice President of the manager.

 As compensation for its services, the Fund pays the manager a monthly fee at the annual rate of 1% of the Fund's average daily net assets. Except for the expenses paid by the manager that are described herein, the Fund bears all costs of its operations.

----------------------------------------------------------------------------------
 DISTRIBUTOR          CFBDS, Inc. a registered broker-dealer, serves as the Fund's distributor.
----------------------------------------------------------------------------------
 ADMINISTRATOR        SSB Citi Fund Management LLC ('SSB Citi'), an affiliate of the manager, serves as administrator for the Fund. As
                      compensation for its services and at no additional cost to the Fund, the manager pays SSB Citi a fee each month at an annual rate of .05% of the average daily value of the Fund's net assets.

 BUYING SHARES

 BUYING SHARES          Shares may be purchased at net asset value without a
 BY MAIL                sales charge.

 You may make           The minimum initial investment is $1,000 and subsequent
 subsequent             investments require a minimum of $100. For Individual
 purchases by mail      Retirement Accounts and Self- Employed Retirement Plans
 or, if you elect,      (formerly, Keogh Plans), the minimum initial investment is
 by telephone           $250. In addition, an account can be established with a
                        minimum of $50 if such account will be receiving regular
                        periodic investments through the Automatic Investment
                        Plan. See 'Automatic Investment Plan.'

                        Shares of the Fund may be initially purchased through PFPC
                        Global Fund Services, Inc. ('PFPC' or the 'transfer agent')
                        by completing a Purchase Application and forwarding it to
                        the transfer agent. Shares may also be purchased from
                        selected dealers in accordance with procedures established by the dealer. The dealer may charge a fee for executing
                        your order. The Fund reserves the right to reject any
                        purchase order in whole or in part.

                        Subsequent investments may be made by mailing a check to the transfer agent, along with the detachable stub from your
                        Statement of Account (or a letter providing the account
                        number) or through a selected dealer. Your check should be made payable to Salomon Brothers Funds. If an investor's
                        purchase check is not collected, the purchase will be
                        cancelled and the transfer agent will charge a $10 fee to
                        the shareholder's account. There is a ten day hold on all
                        checks and no redemptions are allowed until the proceeds
                        from the check clears.

                   Salomon Brothers Opportunity Fund Inc - 6


===============================================================================

                      Write the transfer agent at the following address:

                               Salomon Brothers Opportunity Fund Inc
                               c/o PFPC
                               P.O. Box 9764
                               Providence, RI 02940-9764
----------------------------------------------------------------------------------
 BUYING SHARES        Subsequent investments may also be made by wiring funds to
 BY WIRE              the transfer agent. Prior notification by telephone is not required. You should instruct the wiring bank to transmit
                      the specified amount in federal funds to:

                               Boston Safe Deposit and Trust Company
                               Boston, MA
                               ABA No. 011-001-234
                               Account #142743
                               Attn: Salomon Brothers Opportunity
                               Fund Inc
                               Name of Account:
                               Account # (as assigned):

                      To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

                      Orders for the purchase of Fund shares received by selected dealers by the close of regular trading on the New York
                      Stock Exchange (normally 4:00 p.m. Eastern time) on any day that the Fund calculates its net asset value and either transmitted to PFPC through the facilities of the National
                      Securities Clearing Corporation ('NSCC') by 7:00 p.m., New
                      York time, on that day will be priced according to the net asset value determined on that day. Otherwise, the orders will be priced as of the time the net asset value is next determined. It is the dealers' responsibility to ensure that orders are transmitted so as to be received by PFPC through the facilities of NSCC prior to the close of its business day. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer.

                      Funds transmitted by a wire system other than the Federal
                      Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

 AUTOMATIC            You may authorize the transfer agent to automatically
 INVESTMENT           transfer funds on a periodic basis (monthly, alternative
 PLAN                 months, quarterly) from a regular bank account or other
                      financial institution to buy shares of the Fund. On or about the 10th of the month, the Fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a
                      plan, your bank must be a member of the Automated Clearing
                      House.

                        Amounts transferred should be at least $25 monthly.

                        If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

                      For more information, consult the SAI.

                   Salomon Brothers Opportunity Fund Inc - 7

===============================================================================

 REDEEMING SHARES

 REDEMPTIONS BY          You may redeem some or all of your shares by sending your
 MAIL                    redemption request in proper form to:

                                       PFPC Global Fund Services, Inc.
                                       c/o Salomon Brothers Opportunity Fund
                                       P.O. Box 9764
                                       Providence, RI 02940-9764

 Generally, a properly   The written request for redemption must be in good order.
 completed Redemption    This means that you have provided the following information.
 Form with any required  Your request will not be processed without this information.
 signature guarantee is
 all that is required      Account number
 for a redemption. In
 some cases, however,      Dollar amount or number of shares to redeem
 other documents may be
 necessary.                Signature of each owner exactly as the account is registered

                           Other documentation required by the transfer agent

                          To be in good order, your request must include a signature guarantee if:

                           The proceeds of the redemption exceed $50,000

                           The proceeds are not paid to the record owner(s) at the record address

                           The shareholder(s) has had an address change in the past 45 days

                           The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary

                         You can obtain a signature guarantee from most banks,
                         dealers, brokers, credit unions and federal savings and
                         loans, but not from a notary public.
-------------------------------------------------------------------------------------
 REDEMPTIONS BY          You may redeem shares by fax only if a signature guarantee
 FAX                     or other documentary evidence is not required. Redemption
                         requests should be properly signed by all owners of the
                         account and faxed to the transfer agent at (508) 871-9503.
                         If fax redemptions are not available for any reason, you may use the Fund's redemption by mail procedure described above.
-------------------------------------------------------------------------------------
 REDEMPTION              In all cases, your redemption price is the net asset value
 PAYMENTS                next determined after your request is received in good
 Any request that your   order. The Fund does not charge a redemption fee. Redemption redemption proceeds be  proceeds normally will be sent within seven days. However,
 sent to a destination   if you recently purchased your shares by check, your
 other than your bank    redemption proceeds will not be sent to you until your
 account or address of   original check clears. Your redemption proceeds can be sent
 record must be in       by check to your address of record or by wire transfer to a
 writing and must        bank account designated on your application.
 include signature
 guarantees.             The Fund may suspend the right of redemption during any
                         period when: (a) trading on the NYSE is restricted or the
                         NYSE is closed, other than customary weekend and holiday
                         closings; (b) the SEC has by order permitted such
                         suspension; or (c) an emergency exists, as defined by rules of the SEC, making disposal of portfolio securities or
                         determination of the value of net assets of the Fund not
                         reasonably practicable.
-------------------------------------------------------------------------------------
 REDEMPTIONS THROUGH     You may transmit your redemption request to selected dealers
 SELECTED DEALERS        with which the distributor has entered into sales agreements for the purchase of shares of the funds. Redemption orders received by these dealers before the New York Stock Exchange closes and which are transmitted to the transfer agent prior to the close of its business day (normally 5:00 p.m. Eastern time) are effective that day. It is the responsibility of
                         the dealer to transmit orders on a timely basis to the
                         transfer agent. The dealer may charge you a fee for
                         executing your order.

                   Salomon Brothers Opportunity Fund Inc - 8


===============================================================================

-------------------------------------------------------------------------------------
 REDEMPTIONS BY          You may redeem shares by wire in amounts of $500 to $50,000
 WIRE                    if redemption by wire has been elected on your Purchase
                         Application. A signature guarantee is not required on this type of redemption request. To elect this service after
                         opening your account, call the transfer agent at (800)
                         446-1013 for more information. To redeem by wire, you may
                         either:

                            Telephone the redemption request to the transfer agent at
                            (800) 446-1013

                            Mail the request to the transfer agent at the address listed above

                         Proceeds of wire redemptions of $500 or more will be wired to the bank which is indicated on your Purchase Application or by letter which has been properly guaranteed. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.
-------------------------------------------------------------------------------------
 REDEMPTIONS BY          You may redeem shares by telephone if you elect the
 TELEPHONE               telephone redemption option on your Purchase Application and you have a direct account with the transfer agent. The
                         proceeds must be mailed to your address of record. In
                         addition, you must be able to provide proper identification information. You may not redeem by telephone if your address has changed within the past 45 days or if your shares are in certificate form. Telephone redemption requests may be made by calling the transfer agent at (800) 446-1013 between 9:00
                         a.m. and 4:00 p.m. Eastern time on any day the New York
                         Stock Exchange is open. If telephone redemptions are not
                         available for any reason, you may use the Fund's regular
                         redemption procedure described above.

                         Stockholders cannot apply the telephone redemption privilege to shares held in certificate form or for accounts requiring additional supporting documentation for redemptions such as trust, corporate, estate and guardian accounts.
-------------------------------------------------------------------------------------
 AUTOMATIC CASH          You can arrange for the automatic redemption of a portion of
 WITHDRAWAL PLAN         your shares on a monthly or quarterly basis. To qualify, you must own shares of the Fund with a value of at least $7,500 and each automatic redemption must be at least $50.

                   Salomon Brothers Opportunity Fund Inc - 9


===============================================================================

--------------------------------------------------------------------------------
 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

 Small account           If your account falls below $1,000 due to redemption of Fund
 balances                shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below $1,000 after 30 days, the Fund may close your account and send you the redemption proceeds.
-------------------------------------------------------------------------------------
 Share price             You may buy, exchange or redeem Fund shares at the net asset value next determined after receipt of your request in good order. The Fund's net asset value is the value of its assets minus its liabilities and is calculated every day as of the close of regular trading on the NYSE (normally 4:00 p.m.
                         Eastern time) each day the NYSE is open.

                         The Fund generally values its securities based on market
                         prices or quotations. The Fund's currency conversions are
                         done when the London stock exchange closes, which is 12 noon
                         Eastern time. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events
                         occurring after a foreign exchange closes, the Fund may
                         price its securities at fair value. Fair value is determined in accordance with procedures approved by the Fund's board.
                         A fund that uses fair value to price securities may value
                         its securities higher or lower than another fund that uses market quotations to price the same securities.
                         International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the
                         Fund could change on days when you cannot buy or redeem
                         shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, you must place your order with the transfer agent or selected dealers before the New York Stock Exchange closes.
                         If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

                         Members of the Fund's selling group must transmit all orders to buy, exchange or redeem shares to the Fund's transfer
                         agent before the agent's close of business.
-------------------------------------------------------------------------------------
                         The Fund has the right to:

                          Suspend the offering of shares

                          Waive or change minimum and additional investment amounts

                          Reject any purchase or exchange order

                          Change, revoke or suspend the exchange privilege

                          Suspend telephone transactions

                          Suspend or postpone redemptions of shares on any day when
                          trading on the NYSE is restricted, or as otherwise permitted by the SEC
-------------------------------------------------------------------------------------
 Redemptions in          The Fund may make payment for Fund shares wholly or in part
 kind                    by distributing portfolio securities to the shareholders.
                         The redeeming shareholder must pay transaction costs to sell these securities.


                   Salomon Brothers Opportunity Fund Inc - 10


===============================================================================

===============================================================================

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS         The Fund generally makes capital gain distributions and pays dividends from its net investment income, if any, once a year, typically in December. The Fund may pay additional
                  distributions and dividends at other times if necessary for the Fund to avoid a federal income tax. Capital gain
                  distributions and dividends are reinvested in additional Fund shares of the same class you hold. The Fund expects
                  distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends.
                  Alternatively, you can instruct the transfer agent to have your distributions and/or dividends paid in cash. You can
                  change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.
--------------------------------------------------------------------------------
 TAXES            In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.


 TRANSACTION                            FEDERAL INCOME TAX STATUS
 Redemption or exchange of shares       Usually capital gain or loss; long-term only if
                                        shares owned more than one year

 Long-term capital gain distributions   Long-term capital gain

 Short-term capital gain distributions  Ordinary income

 Dividends                              Ordinary income


 Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment. In particular, as discussed earlier in this Prospectus, the Fund currently has a substantial amount of unrealized long-term capital gain which could result in large capital gain distributions.

 After the end of each year, the Fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends (other than exempt-interest dividends), and, except for a money market fund, redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.


                   Salomon Brothers Opportunity Fund Inc - 11


===============================================================================

===============================================================================

 FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the performance of the Fund for the past 5 years. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following table was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are included in the annual report (available upon request).

                                                                              YEAR ENDED AUGUST 31,
                                                       ---------------------------------------------------------------------
                                                         2000           1999           1998           1997           1996
                                                       ---------------------------------------------------------------------
 Per Share Operating Performance:
 Net asset value, beginning of year.............       $  49.69       $  47.36       $  50.64       $  37.89       $  35.75
                                                       --------       --------       --------       --------       --------

 Net investment income..........................           0.82           0.76           0.46           0.43           0.60
 Net gains (or losses) on securities (both
  realized and unrealized)......................           8.79           6.98          (1.95)         14.46           3.38
                                                       --------       --------       --------       --------       --------
 Total from investment operations...............           9.61           7.74          (1.49)         14.89           3.98
                                                       --------       --------       --------       --------       --------
 Less dividends and distributions:
 Dividends from net investment income...........          (0.80)         (0.47)         (0.39)         (0.62)         (0.48)
 Distributions from net realized gain on
  investments...................................          (2.52)         (4.94)         (1.40)         (1.52)         (1.36)
                                                       --------       --------       --------       --------       --------
 Total dividends and distributions..............          (3.32)         (5.41)         (1.79)         (2.14)         (1.84)
                                                       --------       --------       --------       --------       --------
 Net asset value, end of year...................       $  55.98       $  49.69       $  47.36       $  50.64       $  37.89
                                                       --------       --------       --------       --------       --------
                                                       --------       --------       --------       --------       --------
 Total investment return based on net asset
  value per share...............................         +20.4%         +16.5%         - 3.3%         +40.5%         +11.4%
 Ratios/Supplemental Data:
 Net assets, end of year (thousands)............       $212,155       $188,744       $177,269       $188,496       $141,984
 Ratio of expenses to average net assets........          1.11%          1.14%          1.12%          1.16%          1.18%
 Ratio of net investment income to average net
  assets........................................          1.65%          1.55%          0.83%          0.95%          1.59%
 Portfolio turnover rate........................             3%             3%             3%             4%             5%

                   Salomon Brothers Opportunity Fund Inc - 12


===============================================================================

===============================================================================


                                SALOMON BROTHERS
                              OPPORTUNITY FUND INC

-------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semiannual reports to shareholders provide additional information about the Fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the Fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent, by calling 1-800-446-1013 or writing the Fund at Seven World Trade Center, New York, NY, 10048 or calling your financial consultant.

  Information about the Fund (including the statement of additional information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

If someone makes a statement about the Fund that is not in this prospectus, you should not rely upon that information. Neither the Fund nor the distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell their shares.

(Investment Company Act
file no. 811-02884)

OPPRO 12/00